Exhibit 99.1

Axogen, Inc. Reports Second Quarter 2026 Financial Results

Raises Full Year Revenue Guidance to at Least 24% Growth or $279 million

ALACHUA and TAMPA, FL – July 29, 2026 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for the restoration of peripheral nerve function, today reported financial results and business highlights for the second quarter ended June 30, 2026.
Second Quarter Financial Results
•Revenue was $69.7 million, an increase of 23.1% compared with $56.7 million in the second quarter of 2025.
•Gross margin was 72.7% compared to 74.2% in the second quarter of 2025. Gross margin performance was driven by changes in product mix caused primarily by accelerating year over year Breast growth greater than 50%.
•Net loss was $1.5 million, or $0.03 per share, compared to a Net income of $0.6 million, or $0.01 per share for the second quarter of 2025.
•Adjusted net income was $7.3 million, or $0.12 per share, as compared to $5.7 million, or $0.12 per share for the second quarter of 2025.
•Adjusted EBITDA was $8.4 million, compared to $9.3 million for the second quarter of 2025.
•Cash and cash equivalents, restricted cash, and investments as of June 30, 2026 was $113.4 million, as compared to $103.6 million as of March 31, 2026, an increase of $9.8 million.

“We are pleased with our second-quarter revenue performance and the progress we’re making across each of Axogen’s strategic plan priorities,” said Michael Dale, President and CEO of Axogen, Inc. “Our strong growth across all our target markets, continues to reinforce the relevance of our market development strategies and the strength of our commercial execution. We remain well positioned to achieve our revenue guidance and continue advancing our strategic objectives for 2026.”

Summary of Business Highlights

•Year-to-date revenue growth through the second quarter of 2026 was broad-based across Extremities, Oral Maxillofacial & Head and Neck, and Breast, driven by 20% plus year-over-year account productivity, expanding sales force coverage, and improving commercial insurance coverage and payment.

•Publication of REPOSE, a prospective, randomized clinical study evaluating Axoguard Nerve Cap for symptomatic neuroma management, providing Level 1 evidence supporting nerve end protection and demonstrating favorable outcomes in pain burden, medication utilization, and recovery-related measures.

•Initiated Nerve-RESTORE, a prospective, randomized, assessor-blinded study comparing Avance Nerve Graft to sural nerve autograft in mixed and motor nerve reconstruction, designed to generate Level 1 evidence supporting broader adoption of nerve repair globally.

•Acquired a minority ownership stake in Trace Biosciences, including a limited right of first refusal, to support development of its nerve-specific imaging technology.
2026 Financial Guidance

For 2026, we expect full-year revenue growth to be at least 24%, or revenue of at least $279 million, gross margin to be at least 73%, and positive free cash flow for the full-year.

Conference Call
The Company will host a conference call and webcast for the investment community today at 8:00 a.m. ET. Investors interested in participating in the conference call by phone may do so by dialing toll free at (877) 407-0993 or use the direct dial-in number at (201) 689-8795. Those interested in listening to the conference call live via the internet may do so by visiting the Investors page of the Company’s website at www.axogeninc.com and clicking on the webcast link.
Following the conference call, a replay will be available in the Investors section of the Company’s website at www.axogeninc.com under Investors.
About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about providing the opportunity to restore nerve function and quality of life for patients with peripheral nerve injuries by providing innovative, clinically proven and economically effective repair solutions for surgeons and healthcare providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve or the inability to properly reconnect peripheral nerves can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.
Axogen’s product portfolio includes Avance® (acellular nerve allograft-arwx), Avance® Nerve Graft, Axoguard Nerve Connector®, Axoguard Nerve Protector®, Axoguard HA+ Nerve Protector™, Axoguard Nerve Cap®, and Avive+ Soft Tissue Matrix™.
For more information, visit www.axogeninc.com.

Cautionary Statements Concerning Forward-Looking Statements

This press release and accompanying earnings call contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements under the heading “2026 Financial Guidance” and statements regarding our business model optimization plans; market development strategies and objectives; our strategic investments, including the expected benefits and opportunities of such investments; our expectations around the potential positive impact on our business of expanded coverage and reimbursement for peripheral nerve injuries using synthetic conduits or allografts; our ability to sustain growth, operate profitably, generate positive cash flows, and fund our market development initiatives. These statements are based on management’s current expectations and estimates of trends and economic factors in the markets in which we are active. Words such as “expects,” “anticipates,” “objectives,” “targets,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Actual results or events could differ materially from those described in any forward-looking statements as a result of factors, including, without limitation, disruptions from global supply chain issues, inflation, hospital staffing challenges, product development timelines, regulatory processes, financial performance, surgeon adoption rates, market awareness of our products, the estimated total addressable market, as well as those risk factors described under Part I, Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K and other risks and uncertainties that may be detailed from time to time in reports filed by the Company with the SEC. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. Forward-looking statements speak only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements.
About Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, EBITDA margin, and Adjusted EBITDA, which further excludes non-cash stock-based compensation expense and the loss on extinguishment of debt, and Adjusted EBITDA margin. We also use the non-GAAP financial measures of Adjusted Net Income and Adjusted Net Income Per Common Share - diluted which excludes non-cash stock-based compensation expense and the loss on extinguishment of debt from Net (Loss) Income and Net (Loss) Income Per Common Share - diluted. Additionally, we use the non-GAAP financial measure of Free Cash Flow which consists of net cash provided by operating activities, less expenditures for property and equipment, and intangible assets.
These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (ii) they are used by our institutional investors and the analyst community to help them analyze the performance of our business.

Contact: Axogen, Inc. InvestorRelations@axogeninc.com

Axogen, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share amounts)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$94,572	$35,548
Restricted cash	2,000	4,000
Investments	16,840	5,980
Accounts receivable, net of allowance for doubtful accounts of $734 and $948, respectively	34,126	26,169
Inventory	47,313	42,373
Prepaid expenses and other assets	5,525	6,352
Total current assets	200,376	120,422
Property and equipment, net	82,342	81,783
Operating lease right-of-use assets	13,845	12,732
Intangible assets, net	7,571	6,750
Other assets	729	—
Total assets	$304,863	$221,687

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$28,399	$21,184
Current maturities of long-term lease obligations	1,975	2,372
Total current liabilities	30,374	23,556

Long-term debt, net of debt discount and financing fees	—	48,387
Long-term lease obligations	18,091	16,870
Debt derivative liabilities	—	3,886
Other long-term liabilities	141	141
Total liabilities	48,606	92,840

Shareholders’ equity:
Common stock, $0.01 par value per share; 100,000,000 shares authorized; 53,656,293 and 47,199,797 shares issued and outstanding, respectively	537	472
Additional paid-in capital	583,783	435,338
Accumulated deficit	(328,063)	(306,963)
Total shareholders’ equity	256,257	128,847
Total liabilities and shareholders’ equity	$304,863	$221,687

Axogen, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues	$69,731	$56,662	$131,188	$105,222
Cost of goods sold	19,057	14,644	34,325	28,271
Gross profit	50,674	42,018	96,863	76,951
Costs and expenses:
Sales and marketing	30,827	23,804	59,460	44,849
Research and development	8,589	6,853	16,106	12,944
General and administrative	13,414	9,689	26,285	19,147
Total costs and expenses	52,830	40,346	101,851	76,940
(Loss) income from operations	(2,156)	1,672	(4,988)	11
Other income (expense):
Investment income	786	225	1,554	497
Interest expense	(1)	(1,977)	(695)	(4,227)
Loss on extinguishment of debt	—	—	(16,849)	—
Change in fair value of debt derivative liabilities	—	480	—	322
Other (expense) income, net	(145)	179	(122)	142
Total other income (expense), net	640	(1,093)	(16,112)	(3,266)
Net (loss) income	$(1,516)	$579	$(21,100)	$(3,255)

Weighted average common shares outstanding — basic	53,339,258	46,063,092	52,562,976	45,605,419
Weighted average common shares outstanding — diluted	53,339,258	47,980,830	52,562,976	45,605,419

Net (loss) income per common share — basic	$(0.03)	$0.01	$(0.40)	$(0.07)
Net (loss) income per common share — diluted	$(0.03)	$0.01	$(0.40)	$(0.07)

Axogen, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six Months Ended
	June 30, 2026	June 30, 2025
Cash flows from operating activities:
Net loss	$(21,100)	$(3,255)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,211	3,385
Amortization of right-of-use assets	854	184
Amortization of intangible assets	212	133
Amortization of debt discount and deferred financing fees	68	442
(Recovery of) provision for bad debts	(52)	386
Loss on disposal of equipment	7	—
Change in fair value of debt derivative liabilities	—	(322)
Investment gains, net	(110)	(121)
Loss on extinguishment of debt	16,849	—
Stock-based compensation expense	15,609	8,077
Change in operating assets and liabilities:
Accounts receivable	(7,905)	(4,310)
Inventory	(4,940)	(3,591)
Prepaid expenses and other assets	827	(81)
Other assets	(729)	—
Accounts payable and accrued expenses	7,118	(5,755)
Operating lease obligations	(1,130)	(542)
Cash paid for interest portion of financing lease obligations	(3)	(2)
Other long-term liabilities	—	(77)
Net cash provided by (used in) operating activities	8,786	(5,449)

Cash flows from investing activities:
Purchase of property and equipment	(3,682)	(978)
Purchase of investments	(18,750)	(7,837)
Proceeds from sale of investments	8,000	4,000
Cash payments for intangible assets	(1,032)	(793)
Net cash used in investing activities	(15,464)	(5,608)

Cash flows from financing activities:
Proceeds from issuance of common stock	134,044	—
Payment of stock issuance costs	(792)	—
Repayment of long-term debt	(48,585)	—
Fees paid to lender related to debt extinguishment	(20,498)	—
Fees paid to third parties related to debt extinguishment	(107)	—
Payments of employee tax withholding on vested stock awards	(9,273)	—
Cash paid for debt portion of financing lease obligations	(9)	(8)
Proceeds from exercise of stock options and ESPP stock purchases	8,922	3,547
Net cash provided by financing activities	63,702	3,539
Net increase (decrease) in cash and cash equivalents, and restricted cash	57,024	(7,518)
Cash and cash equivalents, and restricted cash, beginning of period	39,548	33,554
Cash and cash equivalents, and restricted cash, end of period	$96,572	$26,036

Axogen, Inc.
Condensed Consolidated Statements of Changes in Shareholders’ Equity
(unaudited)
(in thousands, except share amounts)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders' Equity
	Shares	Amount
Three Months Ended June 30, 2026
Balance at March 31, 2026	53,153,471	$532	$570,823	$(326,547)	$244,808
Net loss	—	—	—	(1,516)	(1,516)
Stock-based compensation	—	—	8,766	—	8,766
Issuance of restricted and performance stock units, net of shares withheld for withholding taxes	134,892	1	(498)	—	(497)
Exercise of stock options and employee stock purchases under the ESPP	367,930	4	4,692	—	4,696
Balance at June 30, 2026	53,656,293	$537	$583,783	$(328,063)	$256,257

Six Months Ended June 30, 2026
Balance at December 31, 2025	47,199,797	$472	$435,338	$(306,963)	$128,847
Net loss	—	—	—	(21,100)	(21,100)
Issuance of common shares	4,600,000	46	133,206	—	133,252
Stock-based compensation	—	—	15,609	—	15,609
Issuance of restricted and performance stock units, net of shares withheld for withholding taxes	1,120,688	11	(9,284)	—	(9,273)
Exercise of stock options and employee stock purchases under the ESPP	735,808	8	8,914	—	8,922
Balance at June 30, 2026	53,656,293	$537	$583,783	$(328,063)	$256,257

Three Months Ended June 30, 2025
Balance at December 31, 2024	45,512,623	$455	$400,004	$(295,094)	$105,365
Net income	—	—	—	579	579
Stock-based compensation	—	—	5,168	—	5,168
Issuance of restricted and performance stock units	113,923	1	(1)	—	—
Exercise of stock options and employee stock purchases under the ESPP	138,744	1	1,163	—	1,164
Balance at June 30, 2025	45,765,290	$457	$406,334	$(294,515)	$112,276

Six Months Ended June 30, 2025
Balance at December 31, 2024	44,148,836	$441	$394,726	$(291,260)	$103,907
Net loss	—	—	—	(3,255)	(3,255)
Stock-based compensation	—	—	8,077	—	8,077
Issuance of restricted and performance stock units	1,219,137	12	(12)	—	—
Exercise of stock options and employee stock purchases under the ESPP	397,317	4	3,543	—	3,547
Balance at June 30, 2025	45,765,290	$457	$406,334	$(294,515)	$112,276

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

EBITDA & Adjusted EBITDA	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net (loss) income	$(1,516)	$579	$(21,100)	$(3,255)
Depreciation and amortization expense	1,717	1,723	3,422	3,518
Investment income	(786)	(225)	(1,554)	(497)
Income tax expense	221	37	188	66
Interest expense	1	1,977	695	4,227
EBITDA - non-GAAP	$(363)	$4,091	$(18,349)	$4,059
EBITDA margin - non-GAAP	(0.5)%	7.2%	(14.0)%	3.9%

Non-cash stock-based compensation expense	8,766	5,168	15,609	8,077
Loss on extinguishment of debt	—	—	16,849	—
Adjusted EBITDA - non-GAAP	$8,403	$9,259	$14,109	$12,136
Adjusted EBITDA margin - non-GAAP	12.1%	16.3%	10.8%	11.5%

Adjusted Net Income	Three Months Ended June 30, 2026
	GAAP Results	Non-cash Stock-based Compensation Expense	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$69,731	$—		$69,731
Cost of goods sold	19,057	(1,209)		17,848
Gross profit	50,674	1,209		51,883
Costs and expenses:
Sales and marketing	30,827	(2,004)		28,823
Research and development	8,589	(1,795)		6,794
General and administrative	13,414	(3,758)		9,656
Total costs and expenses	52,830	(7,557)		45,273
(Loss) income from operations	(2,156)	8,766		6,610
Other income (expense):
Investment income	786	—		786
Interest expense	(1)	—		(1)
Other expense, net	(145)	—		(145)
Total other income, net	640	—		640
Net (loss) income	$(1,516)	$8,766		$7,250

Weighted average common shares outstanding - diluted	53,339,258	53,339,258	6,234,467	59,573,725
Net (loss) income per common share - diluted	$(0.03)	$0.16	$(0.01)	$0.12
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Three Months Ended June 30, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results

Revenues	$56,662	$—	$56,662
Cost of goods sold	14,644	(710)	13,934
Gross profit	42,018	710	42,728
Costs and expenses:
Sales and marketing	23,804	(1,314)	22,490
Research and development	6,853	(1,029)	5,824
General and administrative	9,689	(2,115)	7,574
Total costs and expenses	40,346	(4,458)	35,888
Income from operations	1,672	5,168	6,840
Other income (expense):
Investment income	225	—	225
Interest expense	(1,977)	—	(1,977)
Change in fair value of debt derivative liabilities	480	—	480
Other income, net	179	—	179
Total other expense, net	(1,093)	—	(1,093)
Net income	$579	$5,168	$5,747

Weighted average common shares outstanding - diluted	47,980,830	47,980,830	47,980,830
Net income per common share - diluted	$0.01	$0.11	$0.12

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Six Months Ended June 30, 2026
	GAAP Results	Non-cash Stock-based Compensation Expense	Loss on Extinguishment of Debt	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$131,188	$—	$—		$131,188
Cost of goods sold	34,325	(2,129)	—		32,196
Gross profit	96,863	2,129	—		98,992
Costs and expenses:
Sales and marketing	59,460	(3,561)	—		55,899
Research and development	16,106	(3,214)	—		12,892
General and administrative	26,285	(6,705)	—		19,580
Total costs and expenses	101,851	(13,480)	—		88,371
(Loss) income from operations	(4,988)	15,609	—		10,621
Other income (expense):
Investment income	1,554	—	—		1,554
Interest expense	(695)	—	—		(695)
Loss on extinguishment of debt	(16,849)	—	16,849		—
Other expense, net	(122)	—	—		(122)
Total other (expense) income, net	(16,112)	—	16,849		737
Net (loss) income	$(21,100)	$15,609	$16,849		$11,358

Weighted average common shares outstanding - diluted	52,562,976	52,562,976	52,562,976	5,966,877	58,529,853
Net (loss) income per common share - diluted	$(0.40)	$0.30	$0.32	$(0.02)	$0.19
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Six Months Ended June 30, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$105,222	$—		$105,222
Cost of goods sold	28,271	(700)		27,571
Gross profit	76,951	700		77,651
Costs and expenses:
Sales and marketing	44,849	(1,898)		42,951
Research and development	12,944	(1,749)		11,195
General and administrative	19,147	(3,730)		15,417
Total costs and expenses	76,940	(7,377)		69,563
Income from operations	11	8,077		8,088
Other income (expense):
Investment income	497	—		497
Interest expense	(4,227)	—		(4,227)
Change in fair value of debt derivative liabilities	322	—		322
Other income, net	142	—		142
Total other expense, net	(3,266)	—		(3,266)
Net (loss) income	$(3,255)	$8,077		$4,822

Weighted average common shares outstanding - diluted	45,605,419	45,605,419	2,650,576	48,255,995
Net (loss) income per common share - diluted	$(0.07)	$0.18	$(0.01)	$0.10
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Free Cash Flow	Six Months Ended June 30,
	2026	2025
Net cash provided by (used in) operating activities	$8,786	$(5,449)
Purchase of property and equipment	(3,682)	(978)
Cash payments for intangible assets	(1,032)	(793)
Free cash flow	$4,072	$(7,220)